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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 23, 1998
                                                           --------------


                                TSENG LABS, INC.
                 (Exact Name of Registrant Specified in Charter)


         Utah                       0-13502                    87-0391229
    ---------------            ----------------            -------------------
    (State or Other            (Commission File             (I.R.S. Employer
    Jurisdiction of                 Number)                Identification No.)
    Incorporation)




            18 W. Airy Street
          Norristown, Pennsylvania                                      19401
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)





       Registrant's telephone number, including area code: (610) 313-9388
                                                           --------------


       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.      Other Events.

         On June 23, 1998, the Registrant entered into an Agreement and Plan of Reorganization with Cell Pathways, Inc., a Delaware corporation (the "Agreement"). For more details regarding this transaction, please refer to the Agreement, which has been filed as Exhibit 2.1 hereto and is incorporated by reference herein, and the press release dated June 23, 1998, which has been filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits


             Exhibit Number              Description
             --------------              -----------
                   2.1                   Agreement and Plan of Reorganization,
                                         by and between Cell Pathways, Inc. and
                                         Tseng Labs, Inc., dated June 23, 1998.

                  99.1 Press Release issued by the Registrant on June 23, 1998 announcing the proposed transaction with Cell Pathways, Inc.










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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TSENG LABS, INC.
                                                (Registrant)


                                           By  /s/ Mark H. Karsch
                                               --------------------------------
                                               Mark H. Karsch
                                               Senior Vice President and
                                               Chief Financial Officer


Dated:  June 23, 1998